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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 27, 2003 (May 27, 2003)


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      1-8676                 36-1058780
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(State or other jurisdiction       (Commission File        (I.R.S. Employer
     of incorporation )                 Number)           Identification No.)

NUMBER ONE TANTALUM PLACE, NORTH CHICAGO, ILLINOIS              60064
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    (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (847) 689-4900


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Item 5.   Other Events.

     On May 27, 2003, the Company issued the press release attached to this report as Exhibit 99.1 which is incorporated by reference herein in its entirety.


Item 7.   Financial Statements and Exhibits.

(c)       EXHIBITS.
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EXHIBIT NO.        DESCRIPTION
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99.1               Press release issued by Fansteel, Inc., dated May 27, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FANSTEEL INC.

                        By:    /s/ GARY L. TESSITORE
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                        Name:  Gary L. Tessitore
                        Title: Chairman, President and Chief Executive Officer


                        By:    /s/ R. MICHAEL MCENTEE
                               -------------------------------------------------
                        Name:  R. Michael McEntee
                        Title: Vice President and Chief Financial Officer

Dated:  May 27, 2003